UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2026

(Date of Report, Date of earliest event reported)

RANPAK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-38348	98-1377160
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7990 Auburn Road

Concord Township, Ohio 44077

(Address of principal executive offices) (Zip Code)

(440) 354-4445

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 21, 2026, Ranpak Holdings Corp. (the “Company”) held its annual meeting of stockholders.

Proposal 1 - Election of Directors

The Class I Directors proposed by management were elected with a tabulation of votes to the nearest share as shown below. The Directors also had broker non-votes totaling 9,160,832.

Name	For	Withheld
Victoria L. Dolan	60,087,991	7,976,471
Michael S. Gliedman	64,766,848	3,297,614
Alicia Tranen	62,665,939	5,398,523

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The earlier appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year was approved by stockholders with 75,560,873 shares voted in favor, 1,502,622 shares voted against and 161,799 shares abstained.

Proposal 3 - Non-Binding Advisory Resolution to Approve the Compensation of Named Executive Officers

The compensation of the Named Executive Officers was approved, on an advisory basis, by stockholders, with 67,402,501 shares voted in favor, 463,172 shares voted against, 198,789 shares abstained, and broker non-votes totaling 9,160,832.

Proposal 4 - Approval of the issuance of certain shares of the Company’s Class A Common Stock upon the exercise of a warrant issued by the Company to Walmart Inc.

For the purpose of complying with NYSE Listing Rule 312.03(c), the issuance of certain shares of the Company’s Class A Common Stock upon the exercise of a warrant issued by the Company to Walmart Inc. was approved by stockholders, with 67,483,841 shares voted in favor, 526,982 shares voted against, 53,639 shares abstained, and broker non-votes totaling 9,160,832.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANPAK HOLDINGS CORP.
Date: May 22, 2026

	By:	/s/ William Drew
William Drew
Executive Vice President and Chief Financial Officer